EXHIBIT 99.1

PRESS RELEASE

EMCORE Corporation Announces Financial Results for Fiscal Second Quarter Ended March 31, 2018

•	Consolidated Q2 revenue of $18.6 million

•	Consolidated Q2 GAAP operating loss of $3.9 million and Non-GAAP operating loss of $2.2 million

•	GAAP pre-tax EPS from continuing operations of $(0.12) and Non-GAAP pre-tax EPS from continuing operations of $(0.08)

ALHAMBRA, California, May 3, 2018 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today's high-speed communications network infrastructures and leading-edge defense systems, today announced financial results for its fiscal second quarter ended March 31, 2018.

Jeffrey Rittichier, EMCORE's President and CEO commented, “Despite solid continued MSO capital expenditures, customer inventory adjustments led to an order shortfall this quarter for our Cable TV business. However, we saw good design win traction with our LEML products, an uptick in demand from our other CATV customers and good performance in line with our expectations in our Chip and Navigation businesses.”

Financial Highlights - Fiscal Second Quarter Ended March 31, 2018

Financial Highlights	For the Three Months Ended
(in thousands)	March 31, 2018	December 31, 2017	March 31, 2017
Revenue	$18,623	$24,036	$32,591
GAAP Gross Profit	$4,947	$7,914	$11,038
Non-GAAP Gross Profit	$5,078	$8,070	$11,202
GAAP Operating (loss) income	$(3,929)	$(812)	$1,757
Non-GAAP Operating (loss) income	$(2,235)	$608	$3,703
GAAP pre-tax (loss) income from continuing operations	$(3,240)	$(415)	$1,847
Non-GAAP pre-tax (loss) income from continuing operations	$(2,072)	$719	$3,749
GAAP pre-tax EPS from continuing operations - per diluted share	$(0.12)	$(0.02)	$0.07
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$(0.08)	$0.03	$0.14

Financial Statement Highlights for the Second Quarter of Fiscal 2018:

•	Consolidated revenue was $18.6 million, representing a 22.5% decrease from the prior quarter

•	Consolidated GAAP gross margin was 26.6%, representing a decrease from the 32.9% gross margin in the prior quarter

•	Consolidated Non-GAAP gross margin was 27.3%, representing a decrease from 33.6% in the prior quarter

•	Consolidated GAAP operating margin was (21.1)%, representing a decrease from (3.4)% in the prior quarter

•	Consolidated Non-GAAP operating margin was (12.0)%, representing a decrease from 2.5% in the prior quarter

•	GAAP diluted pre-tax EPS from continuing operations of $(0.12), representing a decrease from $(0.02) in the prior quarter

•	Non-GAAP diluted pre-tax EPS from continuing operations of $(0.08), representing a decrease from $0.03 in the prior quarter

•	Cash and cash equivalents was $65.5 million at the end of the quarter, an increase of $1.3 million when compared to the end of the prior quarter

Business Outlook
The Company expects revenue for the fiscal third quarter ending June 30, 2018 to be in the range of $17 to $19 million.

Conference Call
The Company will discuss its financial results on May 3, 2018 at 8:00 a.m. EDT (5:00 a.m PDT). The call will be available by dialing 800-239-9838. For international callers, please dial +1 323-794-2551. The conference passcode number is 9781008. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Thursday, May 3, 2018 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s high-speed communication network infrastructures and leading-edge defense systems. Our optical chips, components, subsystems and systems enable broadband and wireless providers to continually enhance their network capacity, speed and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, data centers, wireless infrastructure, satellite RF fiber links, navigation systems and military communications. EMCORE has fully vertically-integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra and at our facility in Beijing, China. For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures
We disclose non-GAAP gross profit, gross margin percentage, operating income (loss), operating margin percentage, pre-tax EPS from continuing operations and pre-tax income (loss) from continuing operations as a supplemental measure to U.S. GAAP gross profit, gross margin percentage, operating income (loss), operating margin percentage, pre-tax EPS from continuing operations and pre-tax income (loss) from continuing operations regarding our operational performance. These financial measures exclude the impact of certain items that we do not believe are indicative of our core operating results; therefore, they have not been calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP pre-tax income from continuing operations to GAAP income from continuing operations, which identifies the items excluded from the non-GAAP measures, are provided in the table below titled "Reconciliation of GAAP to Non-GAAP Financial Measures".

We believe that these additional non-GAAP financial measures are useful to investors in assessing our operating performance. We also use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. In addition, financial analysts that follow us may focus on and publish both historical results and future projections based on our non-GAAP financial measures. We also believe that it is in the best interests of our investors to provide this non-GAAP information.

While we believe that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. Our non-GAAP financial measures may not be reported by all of our competitors and it may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP financial measures as a supplement to U.S. GAAP and by providing a reconciliation of our non-GAAP financial measures to its most comparable U.S. GAAP financial measures.

Non-GAAP financial measures are not in accordance with or an alternative for U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP financial measures and our disclosures of these measures should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Months Ended
	March 31, 2018	December 31, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Revenue	$18,623	$24,036	$32,591	$42,659	$62,767
Cost of revenue	13,676	16,122	21,553	29,798	41,686
Gross profit	4,947	7,914	11,038	12,861	21,081
Operating expense:
Selling, general, and administrative	5,644	4,819	5,672	10,463	11,250
Research and development	3,300	3,800	3,141	7,100	5,340
Impairments	—	—	468	—	468
(Gain) loss on sale of assets	(68)	107	—	39	—
Total operating expense	8,876	8,726	9,281	17,602	17,058
Operating (loss) income	(3,929)	(812)	1,757	(4,741)	4,023
Other income (expense):
Interest income, net	163	111	46	274	69
Foreign exchange gain (loss)	526	286	44	812	(359)
Total other income (expense)	689	397	90	1,086	(290)
(Loss) income from continuing operations before income tax benefit (expense)	(3,240)	(415)	1,847	(3,655)	3,733
Income tax benefit (expense)	169	333	8	502	(112)
(Loss) income from continuing operations	(3,071)	(82)	1,855	(3,153)	3,621
Loss from discontinued operations, net of tax	—	—	(7)	—	(16)
Net (loss) income	$(3,071)	$(82)	$1,848	$(3,153)	$3,605
Per share data:
Net (loss) income per basic share:
Continuing operations	$(0.11)	$(0.00)	$0.07	$(0.12)	$0.14
Discontinued operations	—	—	(0.00)	—	(0.00)
Net (loss) income per basic share	$(0.11)	$(0.00)	$0.07	$(0.12)	$0.14

Net (loss) income per diluted share:
Continuing operations	$(0.11)	$(0.00)	$0.07	$(0.12)	$0.13
Discontinued operations	—	—	(0.00)	—	(0.00)
Net (loss) income per diluted share	$(0.11)	$(0.00)	$0.07	$(0.12)	$0.13

Weighted-average number of basic shares outstanding	27,197	27,032	26,622	27,113	26,449
Weighted-average number of diluted shares outstanding	27,197	27,032	27,585	27,113	27,366

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of	As of
	March 31, 2018	September 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$65,477	$68,333
Restricted cash	52	421
Accounts receivable, net	17,767	22,265
Inventory	23,726	25,139
Prepaid expenses and other current assets	10,985	8,527
Total current assets	118,007	124,685
Property, plant, and equipment, net	16,728	16,635
Non-current inventory	2,779	2,686
Other non-current assets, net	791	78
Total assets	$138,305	$144,084
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,848	$11,818
Accrued expenses and other current liabilities	10,626	9,825
Total current liabilities	17,474	21,643
Asset retirement obligations	1,631	1,638
Other long-term liabilities	56	29
Total liabilities	19,161	23,310
Shareholders’ equity:
Common stock	732,055	730,906
Treasury stock	(47,721)	(47,721)
Accumulated other comprehensive income	935	561
Accumulated deficit	(566,125)	(562,972)
Total shareholders’ equity	119,144	120,774
Total liabilities and shareholders’ equity	$138,305	$144,084

We have provided a reconciliation of our non-GAAP pre-tax income from continuing operations financial measure to its most directly comparable U.S. GAAP financial measure as indicated in the table below:

EMCORE Corporation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Loss) Income from Continuing Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Months Ended
	March 31, 2018	December 31, 2017	March 31, 2017	March 31, 2018	March 31, 2017
US GAAP net (loss) income	$(3,071)	$(82)	$1,848	$(3,153)	$3,605
US GAAP net loss from discontinued operations	—	—	7	—	16
US GAAP (loss) income from Continuing Operations	(3,071)	(82)	1,855	(3,153)	3,621

Income tax (benefit) expense	(169)	(333)	(8)	(502)	112
Currency exchange (gain) loss	(526)	(286)	(44)	(812)	359
Total other income & tax related adjustments	(695)	(619)	(52)	(1,314)	471

Stock based compensation expense - R&D	166	138	119	304	219
Stock based compensation expense - SG&A	652	638	563	1,290	1,133
Litigation related expenses	174	292	96	466	354
Severance and restructuring charges	639	89	536	728	708
Impairments	—	—	468	—	468
(Gain) loss on sale of assets	(68)	107	—	39	—
Total operating expense adjustments	1,563	1,264	1,782	2,827	2,882

ARO accretion	16	17	17	33	34
Stock based compensation expense - COGS	115	139	147	254	240
Total COGS adjustments	131	156	164	287	274
Non-GAAP pre-tax (loss) income from continuing operations	$(2,072)	$719	$3,749	$(1,353)	$7,248

GAAP EPS from continuing operations - per diluted share	$(0.11)	$(0.00)	$0.07	$(0.12)	$0.13
Other income and tax related adjustments	(0.03)	(0.02)	0.00	(0.05)	0.02
Operating expense adjustments	0.06	0.05	0.06	0.11	0.11
COGS adjustments	0.00	0.00	0.01	0.01	0.00
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$(0.08)	$0.03	$0.14	$(0.05)	$0.26
GAAP Gross Margin Percentage	26.6%	32.9%	33.9%	30.1%	33.6%
Non GAAP Gross Margin Percentage	27.3%	33.6%	34.4%	30.8%	34.0%
GAAP Operating Margin Percentage	(21.1)%	(3.4)%	5.5%	(11.1)%	6.5%
Non GAAP Operating Margin Percentage	(12.0)%	2.5%	11.4%	(3.8)%	11.4%

Stock-based compensation expense
The effect of recording stock-based compensation expense was as follows:

Stock-based Compensation Expense	For the Three Months Ended			For the Six Months Ended
(in thousands)	March 31, 2018	December 31, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Cost of revenue	$115	$139	$147	$254	$240
Selling, general, and administrative	652	638	563	1,290	1,133
Research and development	166	138	119	304	219
Total stock-based compensation expense	$933	$915	$829	$1,848	$1,592

Contact:
EMCORE Corporation
Jikun Kim
(626) 293-3400
investor@emcore.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
(617) 542-6180
investor@emcore.com

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